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                                                                     EXHIBIT 23





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-56307) of Fretter, Inc. of our report dated April 26, 1996 appearing on page F-1 of this Form 10-K.




Detroit, Michigan
May 14, 1996